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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________



                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported)
                                 March 30, 2001



                            OPNET Technologies, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                     000-30931              52-1483235
(state or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation or organization)                           Identification Number)


                              7255 Woodmont Avenue
                               Bethesda, Maryland
                                   20814-2959
                                 (240) 497-3000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)



                       Exhibit Index appears on page 5.

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  OPNET Technologies, Inc. (the "Registrant") hereby amends Item 7 of its
Current Report on Form 8-K originally filed with the Securities and Exchange Commission on April 4, 2001 to read in its entirety as follows:

Item 7.   Financial Statements and Exhibits

  (a)  Financial Statements of Business Acquired

       The following financial statements of the NetMaker division of Make Systems, Inc. are filed as a part of this report as Exhibit 99.3:

Independent Auditors' Report (Deloitte & Touche LLP)
------------------------------------------------------------------------------
Statements of Net Assets to be Sold as of
December 31, 2000 and 1999
------------------------------------------------------------------------------
Statements of Net Revenues and Direct
Operating Expenses for the Years Ended
December 31, 2000 and 1999
------------------------------------------------------------------------------
Notes to Financial Statements
------------------------------------------------------------------------------

  (b)  Pro Forma Financial Information.

       The following pro forma financial information with respect to the Registrant and the NetMaker division of Make Systems, Inc. is filed as part of this report as Exhibit 99.4:

------------------------------------------------------------------------------
Unaudited Pro Forma Information
------------------------------------------------------------------------------
Unaudited Pro Forma Consolidated Balance
Sheet as of December 31, 2000
------------------------------------------------------------------------------
Unaudited Pro Forma Consolidated Statement of
Operations for the nine months ended December
31, 2000
------------------------------------------------------------------------------
Unaudited Pro Forma Consolidated Statement of
Operations for the year ended March 31, 2000
------------------------------------------------------------------------------
Notes to Unaudited Pro Forma Financial
Statements
------------------------------------------------------------------------------

                                       2
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(c)  Exhibits

Designation          Description
-----------          -----------

   2.1 Asset Purchase Agreement, dated as of March 20, 2001, by and among OPNET Technologies, Inc., OPNET Development Corp., Make Systems, Inc., and Metromedia Company, incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the Commission on March 23, 2001 (exhibits and schedules as set forth in the table of contents thereto have been omitted and will be furnished supplementally with the Commission upon request).

   23.1              Consent of Deloitte & Touche LLP.

   99.1 Form of Amended and Restated Registration Rights Agreement by and among the Registrant, Summit Ventures IV, L.P., Summit Investors III, L.P., Alain J. Cohen, Marc Cohen and Make Systems, Inc., incorporated by reference to Exhibit
                     99.1 of the Registrant's Current Report on Form 8-K filed with the Commission on March 23, 2001.

   99.2              Press Release dated March 30, 2001.*

   99.3 Financial statements of the NetMaker division of Make Systems, Inc. Statements of Net Assets to be Sold as of December 31, 2000 and 1999 and Statements of Net Revenues and Direct Operating Expenses for the Years Ended December 31, 2000 and 1999.

   99.4 Pro forma consolidated financial information with respect to the Registrant and the NetMaker division of Make Systems, Inc. as of December 31, 2000 and for the nine months ended December 31, 2000 and the year ended March 31, 2000.


__________

* Previously filed.


                                       3
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        OPNET Technologies, Inc.

Date: June 13, 2001                     By: /s/ Joseph F. Greeves
                                           ------------------------------------
                                               Joseph F. Greeves
                                               Senior Vice President and Chief
                                               Financial Officer
                                               (Principal Financial Officer)

(this space intentionally left blank)



                                       4

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                                 EXHIBIT INDEX


Exhibit        Description
-------        -----------

2.1 Asset Purchase Agreement, dated as of March 20, 2001, by and among OPNET Technologies, Inc., OPNET Development Corp., Make Systems, Inc., and Metromedia Company, incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the Commission on March 23, 2001 (exhibits and schedules as set forth in the table of contents thereto have been omitted and will be furnished supplementally with the Commission upon request).

23.1           Consent of Deloitte & Touch LLP.

99.1 Form of Amended and Restated Registration Rights Agreement by and among the Registrant, Summit Ventures IV, L.P., Summit Investors III, L.P., Alain J. Cohen, Marc Cohen and Make Systems, Inc., incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K filed with the Commission on March 23, 2001.

99.2           Press Release dated March 30, 2001.*

99.3 Financial statements of the NetMaker division of Make Systems, Inc. Statements of Net Assets to be Sold as of December 31, 2000 and 1999 and Statements of Net Revenues and Direct Operating Expenses for the Years Ended December 31, 2000 and 1999.

99.4 Pro forma consolidated financial information with respect to the Registrant and the NetMaker division of Make Systems, Inc. as of December 31, 2000 and for the nine months ended December 31, 2000 and the year ended March 31, 2000.



__________

*Previously filed




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